Exhibit 10.11

THIRD AMENDMENT

TO

CREDIT AGREEMENT

DATED FEBRUARY 27, 2004

BY, BETWEEN AND AMONG

BEASLEY MEZZANINE HOLDINGS, LLC,

BANK OF MONTREAL, CHICAGO BRANCH, AS ADMINISTRATIVE AGENT

AND

THE LENDERS PARTY THERETO

This THIRD AMENDMENT (the “Amendment”) dated as of January 30, 2006, is entered into by, between and among BEASLEY MEZZANINE HOLDINGS, LLC, (“Borrower”), BANK OF MONTREAL, CHICAGO BRANCH (“Bank of Montreal”), as administrative agent for Lenders (in such capacity the “Administrative Agent”), and THE LENDERS (as defined in the Credit Agreement).

WHEREAS, Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 27, 2004, as amended by the First Amendment to Credit Agreement dated June 18, 2004 and the Second Amendment to Credit Agreement dated June 27, 2005 (as amended, the “Credit Agreement”);

WHEREAS, Borrower, the Administrative Agent and the Lenders (as defined in the Credit Agreement) desire to amend the Credit Agreement to (a) increase the aggregate amount of the Revolving Loan Commitments to $119,375,000, (b) reduce the aggregate amount of the Term Loan Commitments to $100,000,000, (c) change the scheduled payments of the Term Loans and scheduled reductions of the Revolving Loan Commitments, and (d) implement certain other revisions as more particularly set forth below.

NOW, THEREFORE, Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

A.	The definition of “Revolving Loan Commitment Termination Date” shall be deleted and replaced with the following new definition:

“Revolving Loan Commitment Termination Date” means the earlier of (i) June 30, 2013, or (ii) the date on which the Commitments are terminated and the Loans and other Obligations are declared immediately due and payable in accordance with Section 8.

B.	Subsection 2.1A(i) of the Credit Agreement is amended by deleting the second sentence therein and substituting in its place the following:

“The amount of each Lender’s Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Term Loan Commitments is One Hundred Million Dollars ($100,000,000); provided that the Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Term Loan Commitments pursuant to subsection 10.1B.”

C.	Subsection 2.1A(ii) of the Credit Agreement is amended by deleting the second sentence therein and substituting in its place the following:

“The amount of each Lender’s Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Revolving Loan Commitments is One Hundred Nineteen Million Three Hundred Seventy-Five Thousand Dollars ($119,375,000); provided that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4.”

D.	Subsection 2.2B(v) of the Credit Agreement is amended by deleting the reference to “June 30, 2011” and replacing it with “June 30, 2013”.

E.	Subsection 2.4A of the Credit Agreement is amended by deleting the present text thereof in its entirety and substituting in lieu thereof the following:

“(i) Scheduled Payments of Term Loans. Borrower shall make principal payments on the Term Loans in installments on the dates and in the amounts set forth below:

Quarter Ending	Scheduled Repayment of Term Loans
June 30, 2007	$1,250,000.00
September 30, 2007	$1,250,000.00
December 31, 2007	$1,250,000.00
March 31, 2008	$1,250,000.00

Quarter Ending	Scheduled Repayment of Term Loans
June 30, 2008	$1,250,000.00
September 30, 2008	$1,250,000.00
December 31, 2008	$1,250,000.00
March 31, 2009	$1,250,000.00
June 30, 2009	$2,000,000.00
September 30, 2009	$2,000,000.00
December 31, 2009	$2,000,000.00
March 31, 2010	$2,00,000.00
June 30, 2010	$2,000,000.00
September 30, 2010	$2,000,000.00
December 31, 2010	$2,000,000.00
March 31, 2011	$2,000,000.00
June 30, 2011	$2,500,000.00
September 30, 2011	$2,500.000.00
December 31, 2011	$2,500,000.00
March 31, 2012	$2,500,000.00
June 30, 2012	$2,500,000.00
September 30, 2012	$2,500,000.00
December 31, 2012	$2,500,000.00
March 31, 2013	$2,500,000.00
June 30, 2013	$54,000,000.00

; provided that the scheduled installments of principal of the Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); provided, further that the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than June 30, 2013, and the final installment payable by Borrower in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrower under this Agreement with respect to the Term Loans.

(ii) Scheduled Reductions of Revolving Loan Commitments. The Revolving Loan Commitments shall be permanently reduced on the dates and in the amounts set forth below:

Quarter Ending	Scheduled Reduction of Revolving Loan Commitments
June 30, 2011	$5,968,750
September 30, 2011	$5,968,750
December 31, 2011	$5,968,750
March 31, 2012	$5,968,750
June 30, 2012	$5,968,750
September 30, 2012	$5,968,750
December 31, 2012	$5,968,750
March 31, 2013	$5,968,750
June 30, 2013	$71,625,000

; provided that the scheduled reductions of the Revolving Loan Commitments set forth above shall be reduced in connection with any voluntary or mandatory reductions of the Revolving Loan Commitments in accordance with subsection 2.4B(iv); and provided, further, that the Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans shall be paid in full no later than the Revolving Loan Commitment Termination Date, and the final installment payable by Borrower in respect of the Revolving Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrower under this Agreement with respect to the Revolving Loans.”

F.	Subsection 2.4B(iii)(d) is amended by deleting the present text thereof in its entirety and substituting the following text in lieu thereof:

“Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year 2005), then no later than one hundred twenty (120) days after the end of such Fiscal Year, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow if (y) any Event of Default has occurred and is continuing or (z) if the Consolidated Total Debt Ratio at the end of such Fiscal Year is greater than or equal to

5.50:1.00; provided, however, that if neither of the foregoing clause (y) or (z) is applicable, no payments shall be required hereunder with respect to Consolidated Excess Cash Flow.”

G.	Subsection 2.11A of the Credit Agreement is amended by deleting the reference to “June 30, 2011” in the first sentence and replacing it with “June 30, 2013”.

H.	Subsection 3.1A(iii) of the Credit Agreement is amended by deleting the reference to “June 30, 2011” and replacing it with “June 30, 2013”.

I.	Subsection 6.9 of the Credit Agreement is hereby deleted in its entirety.

J.	Subsection 7.5 of the Credit Agreement is amended by deleting the present text of subsection (iii) in its entirety and substituting the following text in lieu thereof:

“(iii) as long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and the Consolidated Total Debt Ratio at such time and immediately prior to and after (on a pro forma basis giving effect to the repurchase) is less than 6.00:1.00 (and Borrower shall have delivered to Administrative Agent a Compliance Certificate to such effect): Borrower may make Cash advances to Holdings or NewHoldco in an amount sufficient to enable Holdings to repurchase and (except for holding the applicable repurchased public Securities as treasury stock) retire or otherwise terminate up to an aggregate of Fifty Million Dollars ($50,000,000) of the public Securities of Holdings during the term of this Agreement;”.

K.	Subsection 7.5 of the Credit Agreement is further amended by deleting the present text of subsection (iv) in its entirety and substituting the following text in lieu thereof:

“(iv) as long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and the Consolidated Total Debt Ratio at such time and immediately prior to and after (on a pro forma basis giving effect to the dividend payment) is less than 6.00:1.00, Borrower may declare and pay Cash dividends to Holdings or NewHoldco for the sole purpose of paying Cash dividends to Holdings’ stockholders, provided that such Cash dividends may not exceed in the aggregate Ten Million Dollars ($10,000,000) in any Fiscal Year; and ”

L.	Subsection 7.5 of the Credit Agreement is further amended by deleting the present text of subsection (v) in its entirety and substituting the following text in lieu thereof:

“(v) as long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and the Consolidated Total Debt Ratio at such time and immediately prior to and after (on a pro forma basis giving effect to the dividend payment) is less than 6.00:1.00, Borrower may declare and pay a special one-time Cash dividend to Holdings or NewHoldco for the sole purpose of paying a Cash dividend to Holdings’ stockholders, provided that such Cash dividend may not exceed in the aggregate Fifteen Million Dollars ($15,000,000) and further provided that such special Cash dividend may not be paid in any Fiscal Year in which Borrower pays Cash dividends permitted under subsection 7.5(iv) of this Agreement.”

M.	Subsection 7.6C of the Credit Agreement is amended by deleting the present text thereof in its entirety and substituting the following text in lieu thereof:

C. Maximum Consolidated Total Debt Ratio. Borrower shall not permit the ratio of (i) Consolidated Total Debt as of the last day of any Fiscal Quarter to (ii) Consolidated Operating Cash Flow for the four consecutive Fiscal Quarter period ending as of the last day of such Fiscal Quarter during any of the periods set forth below to exceed the correlative ratio indicated:

Periods	Maximum Consolidated Total Debt Ratio
January 1, 2006 – December 31, 2007	6.00:1.00
January 1, 2008 – December 31, 2008	5.50:1.00
January 1, 2009 – December 31, 2009	5.00:1.00
January 1, 2010 and thereafter	4.50:1.00

N.	Schedule 2.1 to the Credit Agreement, Lenders’ Commitments and Pro Rata Shares, shall be replaced with the new Schedule 2.1 attached to this Amendment.

O.	Exhibit VI to the Credit Agreement, the form of Compliance Certificate to be delivered to Administrative Agent and Lenders by Borrower pursuant to subsection 6.1(iii) of the Credit Agreement, shall be replaced with the new Exhibit VI attached to this Amendment.

3. Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

A.	The representations and warranties of Borrower contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

B.	No Event of Default or Potential Event of Default has occurred and is continuing.

C.	The execution and delivery of this Amendment (i) have been duly authorized by all necessary limited liability company action on the part of Borrower; and (ii) do not result in a breach of or constitute a default under any Contractual Obligation of any Obligor or require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Obligor or the consent or approval of any Governmental Authority.

D.	This Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4. Conditions to Effectiveness. This Amendment shall be effective as of January     , 2006 subject to the satisfaction on or prior to such date of the following conditions:

A.	Receipt by the Administrative Agent of original or facsimile counterpart signatures to this Amendment, duly executed and delivered by the Borrower and all of the Lenders.

B.	Receipt by the Administrative Agent of amended and restated Revolving Notes and Term Notes duly executed and delivered by the Borrower in substitution and replacement for the Notes issued by the Borrower to the Lenders on the Closing Date.

C.	Each Borrower shall have paid to Administrative Agent, for distribution to Lenders who are not Non-Consenting Lenders an amendment fee equal to 0.05% of the Commitments under the Credit Agreement.

D.	Since December 31, 2004, no event or change has occurred that has caused or evidences, either in any case or in the aggregate a Material Adverse Effect.

5. Miscellaneous Provisions.

A.	Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this

Amendment and the Credit Agreement shall be read and construed as one instrument. This Amendment shall be deemed one of the “Loan Documents” under the Credit Agreement.

B.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

C.	Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

D.	This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:

BEASLEY MEZZANINE HOLDINGS, LLC

By:	/s/ Caroline Beasley
Name:	Caroline Beasley
Title:	EVP/CFO

LENDERS:

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender and as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT; ADDITIONAL SIGNATURE PAGES OF

LENDERS ARE ATTACHED]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:

BEASLEY MEZZANINE HOLDINGS, LLC

By:
Name:
Title:

LENDERS:

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender and as Administrative Agent

By:	/s/ Juliet Barnes
Name:	Juliet Barnes
Title:	Director

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT; ADDITIONAL SIGNATURE PAGES OF

LENDERS ARE ATTACHED]

LENDERS:

Harris Nesbitt Financing, Inc. , as a Lender

By:	/s/ Juliet Barnes
Name:	Juliet Barnes
Title:	Director

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

Wachovia Bank, N.A. , as a Lender

By:	/s/ Russ Lyons
Name:	Russ Lyons
Title:	Director

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

U.S. Bank National Association , as a Lender

By:	/s/ Keith Kubota
Name:	Keith Kubota
Title:	Vice President

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

ING Capital LLC , as a Lender

By:	/s/ William C. James
Name:	William C. James
Title:	Managing Director

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

Bank of America, N.A. , as a Lender

By:	/s/ Todd Shipley
Name:	Todd Shipley
Title:	Senior Vice President

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

General Electric Capital Corporation , as a Lender

By:	/s/ Karl Kieffer
Name:	Karl Kieffer
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

Cooperative Centrale Raiffeisen-Boerenleen Bank B.A., “Rabobank International”, New York Branch , as a Lender

By:	/s/ Laurie Blazek
Name:	Laurie Blazek
Title:	Executive Director

By:	/s/ Rebecca Morrow
Name:	Rebecca Morrow
Title:	Executive Director

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

BNP Paribas , as a Lender

By:	/s/ Ola Anderssen
Name:	Ola Anderssen
Title:	Director

By:	/s/ Stephanie Rogers
Name:	Stephanie Rogers
Title:	Vice President

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

The Bank of New York , as a Lender

By:	/s/ Cynthia L. Rogers
Name:	Cynthia L. Rogers
Title:	Managing Director, Group Head

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

Wells Fargo, National Association , as a Lender

By:	/s/ Vipa Chiraprut
Name:	Vipa Chiraprut
Title:	Vice President

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]

LENDERS:

Credit Suisse, Cayman Islands Branch, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	/s/ Denise L. Alvarez
Name:	Denise L. Alvarez
Title:	Associate

[SIGNATURE PAGE TO BEASLEY THIRD AMENDMENT]